                                              Exhibit 99.2
                                              ------- ----

                       [Pro Forma Financial Information]

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                              AS OF MARCH 31, 1997
                                 (IN THOUSANDS)

                                                            PRO FORMA
                                                    --------------------------
                                     IDX    PHAMIS  ADJUSTMENTS(1) COMBINED(3)
                                   -------- ------- -------------- -----------
ASSETS
Current assets:
  Cash and cash equivalents....... $  5,119 $ 4,085          0      $  9,204
  Securities available for sale...   83,441  19,101          0       102,542
  Accounts receivable (net).......   43,058  13,526          0        56,584
  Other current assets............    8,636   3,566     $1,520        13,722
                                   -------- -------     ------      --------
    Total current assets..........  140,254  40,278      1,520       182,052
Property and equipment (net)......   19,064   4,746          0        23,810
Other assets:
  Other assets....................      238   8,904          0         9,142
  Deferred tax asset..............    2,235       0     (1,702)          533
                                   -------- -------     ------      --------
    Total other...................    2,473   8,904     (1,702)        9,675
                                   -------- -------     ------      --------
Total assets...................... $161,791 $53,928     $ (182)     $215,537
                                   ======== =======     ======      ========
LIABILITIES AND SHAREHOLDERS'
 EQUITY
Current liabilities:
  Accounts payable and accrued
   expenses....................... $ 14,254 $ 9,475     $8,300      $ 32,029
  Taxes payable...................    2,084       0          0         2,084
  Deferred revenue................    9,120   9,959          0        19,079
  Current portion of long-term
   obligations....................      500     100          0           600
                                   -------- -------     ------      --------
    Total current liabilities.....   25,958  19,534      8,300        53,792
Long-term obligations (net).......    2,600      28          0         2,628
Deferred income taxes.............        0   1,702     (1,702)            0
Minority interest.................    2,207       0          0         2,207
Shareholders' equity..............  131,026  32,664     (6,780)      156,910
                                   -------- -------     ------      --------
Total liabilities and
 shareholders' equity............. $161,791 $53,928     $ (182)     $215,537
                                   ======== =======     ======      ========

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    PRO FORMA
                                                     IDX   PHAMIS  COMBINED(3)
                                                   ------- ------- -----------
Net revenues...................................... $45,058 $14,602   $59,660
Cost of revenues..................................  21,496   8,679    30,175
                                                   ------- -------   -------
    Gross margin..................................  23,562   5,923    29,485
Operating expenses:
Selling, general and administrative...............   9,547   3,183    12,730
Research and development..........................   7,039   1,329     8,368
Write-off of acquired in-process research and
 development......................................   2,290       0     2,290
                                                   ------- -------   -------
    Total operating expenses......................  18,876   4,512    23,388
                                                   ------- -------   -------
Operating income..................................   4,686   1,411     6,097
Other income, net.................................     980     215     1,195
                                                   ------- -------   -------
Income before income taxes........................   5,666   1,626     7,292
Provision for income taxes........................   2,266     528     2,794
                                                   ------- -------   -------
    Net income.................................... $ 3,400 $ 1,098   $ 4,498
                                                   ======= =======   =======
  Net income per share............................                   $  0.17
                                                                     -------
  Weighted average shares outstanding.............                    26,226
                                                                     =======


   See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      PRO FORMA
                                                       IDX   PHAMIS  COMBINED(3)
                                                     ------- ------- -----------
Net revenues........................................ $37,345 $12,115   $49,460
Cost of revenues....................................  19,391   7,000    26,391
                                                     ------- -------   -------
    Gross margin....................................  17,954   5,115    23,069
Operating expenses:
Selling, general and administrative.................   7,491   2,869    10,360
Research and development............................   5,786   1,473     7,259
Merger and acquisition costs........................       0     292       292
                                                     ------- -------   -------
    Total operating expenses........................  13,277   4,634    17,911
                                                     ------- -------   -------
Operating income....................................   4,677     481     5,158
Other income, net...................................     910     180     1,090
                                                     ------- -------   -------
Income before income taxes..........................   5,587     661     6,248
Provision for income taxes..........................   2,234     306     2,540
                                                     ------- -------   -------
    Net income...................................... $ 3,353 $   355   $ 3,708
                                                     ======= =======   =======
  Net income per share..............................                   $  0.14
                                                                       -------
  Weighted average shares outstanding...............                    25,946
                                                                       -------


   See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      PRO FORMA
                                                      IDX    PHAMIS  COMBINED(3)
                                                    -------- ------- -----------
Net revenues....................................... $157,579 $49,300  $206,879
Cost of revenues...................................   79,545  28,718   108,263
                                                    -------- -------  --------
    Gross margin...................................   78,034  20,582    98,616
Operating expenses:
Selling, general and administrative................   33,422  11,395    44,817
Research and development...........................   23,974   5,793    29,767
Merger and acquisition costs.......................        0     292       292
Corporate headquarters relocation..................        0     304       304
International market entry costs...................        0     810       810
                                                    -------- -------  --------
    Total operating expenses.......................   57,396  18,594    75,990
                                                    -------- -------  --------
Operating income...................................   20,638   1,988    22,626
Other income.......................................    4,165     717     4,882
                                                    -------- -------  --------
Income before income taxes.........................   24,803   2,705    27,508
Provision for income taxes.........................    9,921     927    10,848
                                                    -------- -------  --------
    Net income..................................... $ 14,882 $ 1,778  $ 16,660
                                                    ======== =======  ========
 Net income per share..............................                   $   0.64
                                                                      --------
 Weighted average shares outstanding...............                     26,047
                                                                      --------


   See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      PRO FORMA
                                                      IDX(2)  PHAMIS  COMBINED(3)
                                                     -------- ------- ----------
Net revenues........................................ $128,120 $47,165  $175,285
Cost of revenues....................................   68,750  28,000    96,750
                                                     -------- -------  --------
    Gross margin....................................   59,370  19,165    78,535
Operating expenses:
Selling, general and administrative.................   25,539  10,533    36,072
Research and development............................   19,529   3,896    23,425
                                                     -------- -------  --------
    Total operating expenses........................   45,068  14,429    59,497
                                                     -------- -------  --------
Operating income....................................   14,302   4,736    19,038
Other income........................................    1,805   1,060     2,865
                                                     -------- -------  --------
Income before income taxes..........................   16,107   5,796    21,903
Provision for income taxes..........................    6,500   1,488     7,988
                                                     -------- -------  --------
    Net income...................................... $  9,607 $ 4,308  $ 13,915
                                                     ======== =======  ========
  Net income per share..............................                   $   0.63
                                                                       --------
  Weighted average shares outstanding...............                     22,158
                                                                       --------


   See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1994
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    PRO FORMA
                                                 IDX(2)   PHAMIS   COMBINED(3)
                                                --------  -------  -----------
Net revenues................................... $104,706  $39,101   $143,807
Cost of revenues...............................   58,303   24,924     83,227
                                                --------  -------   --------
    Gross margin...............................   46,403   14,177     60,580
Operating expenses:
Selling, general and administrative............   21,859    8,800     30,659
Research and development.......................   17,616    2,957     20,573
                                                --------  -------   --------
    Total operating expenses...................   39,475   11,757     51,232
                                                --------  -------   --------
Operating income...............................    6,928    2,420      9,348
Other (expenses), net..........................   (1,911)    (151)    (2,062)
                                                --------  -------   --------
Income before income taxes and extraordinary
 items.........................................    5,017    2,269      7,286
Provision for income taxes.....................    2,700       30      2,730
                                                --------  -------   --------
Income before extraordinary items..............    2,317    2,239      4,556
Extraordinary items............................        0      298        298
                                                --------  -------   --------
    Net income................................. $  2,317  $ 2,537   $  4,854
                                                ========  =======   ========
  Income per share before extraordinary items..                     $   0.22
                                                                    --------
  Net income per share.........................                     $   0.24
                                                                    --------
  Weighted average shares outstanding..........                       20,505
                                                                    --------


   See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

NOTE 1.

  The pro forma adjustment to accrued expenses represents certain Merger related charges expected by IDX. Included are transaction fees as well as employee termination benefits costs and lease termination costs. The tax benefit associated with the costs, exclusive of transaction fees which are not tax deductible, is also reflected.

NOTE 2.

  The 1994 and 1995 IDX provision for income taxes is presented on a pro forma basis as if IDX, which was an S corporation, had been a C corporation for each of these years.

NOTE 3.

  On March 25, 1997, IDX and PHAMIS jointly announced the signing of the Merger Agreement. Under its terms, each share of PHAMIS Common Stock issued and outstanding immediately prior to the Effective Time of the Merger will be converted to .73 shares of IDX Common Stock. The Merger is subject to regulatory approval as well as the approval of the shareholders of IDX and PHAMIS. The Merger is intended to be a tax-free stock-for-stock transaction valued at approximately $150 million. IDX's pro forma consolidated results were restated to reflect the Merger which is intended to be accounted for as a "pooling-of-interests."

  The terms of the Merger Agreement allow the .73 Conversion Ratio to "float" between .80 shares and .6811 shares based upon the market value of IDX shares as more fully described in the Merger Agreement. The per share values used in the pro forma combined condensed statement of income assumes a .73 Conversion Ratio. See "The Merger Agreement--Conversion of Shares."